UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 17, 2012

GALTECH SEMICONDUCTOR MATERIALS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-27177	87-0427597
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

25308 SE 35th Street
Issaquah, WA		98029
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(425) 391-3019

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 17, 2012 the Board of Directors of Galtech Semiconductor Materials Corp, by unanimous vote, elected and immediately appointed Ms. Christine Chiaramonte as a Director of Galtech.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALTECH SEMICONDUCTOR MATERIALS CORPORATION
Registrant

Dated: September 18, 2012	By:	/s/ Dr. Frank N. Kautzmann, III
Dr. Frank N. Kautzmann, Chairman, CEO and President

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